UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2021

PLANET GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34449	87-0430320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

36-10 Union Street, 2nd Floor

Flushing, NY 11345

(Address of Principal Executive Offices, and Zip Code)

718-799-0380

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 2, 2021, Planet Green Holdings Corp. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement filed with the Securities and Exchange Commission on November 11, 2021 (the “Proxy Statement”).

As of October 29, 2021 (the “Record Date”), there were 29,681,390 shares of common stock, par value $0.001 per share, of the Company (the “Shares”) issued and outstanding. At the Annual Meeting, there 17,865,765 shares voted, either in person or by proxy, and each of the proposals were approved by the stockholders. The final voting results for each matter submitted to the stockholders at the Annual Meeting are as follows:

1. The Director Election Proposal-- To elect each of the five (5) directors identified herein to the Company’s board of directors, with such directors to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified:

Election of Directors	For	Withheld
Bin Zhou	17,864,044	11,374
Lili Hu	17,864,044	11,374
Chao Chen	17,778,734	96,684
King Fai Leung	17,778,684	96,734
Yang Cao	17,864,044	11,374

2. The Auditor Ratification Proposal-- To ratify the appointment of WWW, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 20221:

Votes For	Votes Against	Abstentions
19,700,319	23,420	20,418

3. The Adjournment Proposal-- To approve the adjournment of the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment proposal:

Votes For	Votes Against	Abstentions
19,587,001	129,978	27,178

Although this proposal received sufficient votes to be approved, as a result of the approval of the Extension Amendment, the adjournment of the Annual Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer

Date: December 6, 2021